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                                                            EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement (on Form S-8) of our report dated January 29, 1999 included in Orthovita, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.


                                    Arthur Andersen LLP


Philadelphia, Pa.,
November 11, 1999